SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 8, 2001
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-17)
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-17. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-17 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-17 REMIC Pass-Through Certificates.

      On November 30, 2001, CMSI is to transfer to the Trustee Mortgage Loans(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 2001) as of November 1, 2001 of $358,107,693.27. The Mortgage Loans that have original maturities of at least 20 but no more than 30 years and are Relocation Loans, the "Group II Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 2001) as of November 1, 2001 of $83,190,862.00, the Mortgage Loans that have original maturities of at least 20 but no more than 30 years and are not Relocation Loans, the "Group I Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 2001) as of November 1, 2001 of $205,482,617.27, and the Mortgage Loans that have original maturities of at least 10 but no more than 15 years, the "Group III Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 2001) as of November 1, 2001 of $69,434,214.00. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total numbers of Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans as of November 1, 2001 were 488, 208 and 162, respectively. The weighted average interest rates on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate") for the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans as of November 1, 2001 were 7.154%, 6.812% and 6.790%, respectively. The weighted average remaining terms to stated maturity of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans as of November 1, 2001 were 357.55 months, 356.53 months and
178.21 months, respectively. All Mortgage Loans have original maturities of at least 10 but no more than 30 years. None of the Group I Mortgage Loans, Group II Mortgage Loans or the Group III Mortgage Loans were originated prior to December 1, 2000, January 1, 2001 or April 1, 2001, respectively, or after November 1, 2001. The weighted average original terms to stated maturity of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans as of November 1, 2001 were 359.15 months, 358.98 months and 179.58 months, respectively.

      None of the Group I Mortgage Loans or Group II Mortgage Loans have scheduled maturities later than November 1, 2031. None of the Group III Mortgage Loans have scheduled maturities later than November 1, 2016. Each Group I Mortgage Loan, Group II Mortgage Loan and Group III Mortgage Loan had an original principal balance of not less than $279,600, $246,900 and $71,650, respectively, nor more than $1,000,000, $945,000 and $1,000,000, respectively. Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans having aggregate Adjusted Balances of $11,386,304, $6,652,343 and $729,512, respectively, as of November 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loan had a loan-to-value ratio in excess of 95%. The weighted average loan-to-value ratios at origination of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans as of November 1, 2001 were 69.3%, 74.2% and 58.1%, respectively. No more than $2,486,000,
$1,865,013 and $1,092,747, respectively, of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 97%(2), 100% and 95%, respectively, of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").

-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Group I Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Group I Mortgage Loans, as a percentage of the aggregate Adjusted Balance of the Group II Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Group II Mortgage Loans, or as a percentage of the aggregate Adjusted Balance of the Group III Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Group III Mortgage Loans.

      At least 98%, 15% and 97%, respectively, of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 2%, 85% and 3%, respectively, of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 53%, 1% or 81%, respectively, of the Group I Mortgage Loans, Group II Mortgage Loans or Group III Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Group II Mortgage Loans and Group III Mortgage Loans for which additional collateral was pledged, taken as a group:

      1. the numbers of such Group II Mortgage Loans and Group III Mortgage Loans are 1 and 2, respectively;

      2. such Group II Mortgage Loan has an Adjusted Balance of $249,034, and such Group III Mortgage Loans have an aggregate Adjusted Balance of $597,872;

      3. the weighted loan-to-value ratio of such Group II Mortgage Loan, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 75.2%, and the weighted average loan-to-value ratio of such Group III Mortgage Loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 80.0%; and

      4. the weighted loan-to-value ratios of such Group II Mortgage Loan, without taking into account the loanable value of the additional pledged collateral, is 100%, and the weighted average loan-to-value ratio of such Group III Mortgage Loans, without taking into account the loanable value of the additional pledged collateral, is 86.5%.

      Group I Discount Mortgage Loans will consist of Group I Mortgage Loans with Net Note Rates (NNRs) less than 6.500%. Group I Premium Mortgage Loans will consist of Group I Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans were $4,815,292 and $200,667,325, respectively. The weighted average Note Rates of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans, as of the Cut-off Date, were 6.467% and 7.171%, respectively. The weighted average remaining terms to stated maturity of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans, as of the Cut-off Date, were 358.01 months and 357.54 months, respectively.

      Group II Premium Mortgage Loans will consist of Group II Mortgage Loans with NNRs greater than or equal to 6.000%. All Group II Mortgage Loans are Group II Premium Mortgage Loans. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Group II Premium Mortgage Loans was $83,190,862. The weighted average Note Rate of the Group II Premium Mortgage Loans, as of the Cut-off Date, was 6.812%. The weighted average remaining term to stated maturity of the Group II Premium Mortgage Loans, as of the Cut-off Date, was 356.53 months.

      Group III Discount Mortgage Loans will consist of Group III Mortgage Loans with Net Note Rates (NNRs) less than 6.000%. Group III Premium Mortgage Loans will consist of Group III Mortgage Loans with NNRs greater than or equal to 6.000%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group III Discount Mortgage Loans and the Group III Premium Mortgage Loans were $297,954 and $69,136,260, respectively. The weighted average Note Rates of the Group III Discount Mortgage Loans and the Group III Premium Mortgage Loans, as of the Cut-off Date, were 6.125% and 6.793%, respectively. The weighted average remaining terms to stated maturity of the Group III Discount Mortgage Loans and the Group III Premium Mortgage Loans, as of the Cut-off Date, were
178.00 months and 178.21 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of November 1, 2001.


                 YEARS OF ORIGINATION OF GROUP I MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2000                                 1                         $460,124

2001                               487                     $205,022,493


Total                              488                     $205,482,617
                                   ===                     ============


                 YEARS OF ORIGINATION OF GROUP II MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2001                               208                      $83,190,862


Total                              208                      $83,190,862
                                   ===                      ===========


                YEARS OF ORIGINATION OF GROUP III MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2001                               162                      $69,434,214


Total                              162                      $69,434,214
                                   ===                      ===========

              TYPES OF DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached houses                    449                     $189,569,917

Multi-family Dwellings*              4                       $1,912,094

Townhouses                          11                       $4,453,228


Condominium Units (one to four       6                       $2,198,583
stories high)

Condominium Units (over four         4                       $1,542,907
stories high)

Cooperative Units                   14                       $5,805,888


Total                              488                     $205,482,617
                                   ===                     ============


-----------
*   Multi-family dwellings are 2-family and 3-family.


              TYPES OF DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached houses                    197                      $79,318,709

Multi-family Dwellings*              1                         $257,327

Townhouses                           4                       $1,422,399

Condominium Units (one to four       6                       $2,192,427
stories high)


Total                              208                      $83,190,862
                                   ===                      ===========

-----------
*   Multi-family dwellings are 2-family.

             TYPES OF DWELLINGS SUBJECT TO GROUP III MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached houses                    152                      $65,246,383

Townhouses                           1                         $468,501

Condominium Units (one to four       6                       $2,526,369
stories high)

Condominium Units (over four         2                       $1,012,000
stories high)

Cooperative Units                    1                         $180,961


Total                              162                      $69,434,214
                                   ===                     ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           484                     $203,570,523

2-family                             3                       $1,473,131

3-family                             1                         $438,963


Total                              488                     $205,482,617
                                   ===                     ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           207                      $82,933,535

2-family                             1                         $257,327


Total                              208                      $83,190,862
                                   ===                      ===========


        NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP III MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           162                      $69,434,214


Total                              162                      $69,434,214
                                   ===                      ===========

                         SIZE OF GROUP I MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------


$299,999 and under                  33                       $9,635,688

$300,000 through $349,999          134                      $44,050,182

$350,000 through $399,999          108                      $40,855,243

$400,000 through $449,999           66                      $28,111,769

$450,000 through $499,999           58                      $27,589,653

$500,000 through $549,999           21                      $11,007,358

$550,000 through $599,999           24                      $13,925,501

$600,000 through $649,999           25                      $15,625,631

$650,000 through $699,999           13                       $8,960,972

$700,000 through $849,999            1                         $833,194

$850,000 through $949,999            1                         $935,000

$950,000 and over                    4                       $3,952,426


Total                              488                     $205,482,617
                                   ===                     ============

                         SIZE OF GROUP II MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$249,999 and under                   2                         $494,822

$250,000 through $299,999           35                      $10,114,290

$300,000 through $349,999           54                      $17,732,219

$350,000 through $399,999           38                      $14,375,930

$400,000 through $449,999           31                      $13,102,186

$450,000 through $499,999           18                       $8,668,191

$500,000 through $549,999            8                       $4,182,358

$550,000 through $599,999            8                       $4,622,393

$600,000 through $649,999            4                       $2,494,282

$650,000 through $699,999            7                       $4,838,228

$700,000 through $799,999            1                         $795,602

$800,000 through $899,999            1                         $833,576

$900,000 and over                    1                         $936,785


Total                              208                      $83,190,862
                                   ===                      ===========

                        SIZE OF GROUP III MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$149,999 and under                   1                          $70,260

$150,000 through $199,999            2                         $351,375

$200,000 through $299,999            7                       $2,052,148

$300,000 through $349,999           46                      $14,844,697

$350,000 through $399,999           29                      $11,034,016

$400,000 through $449,999           25                      $10,646,602

$450,000 through $499,999           15                       $7,188,786

$500,000 through $549,999           11                       $5,758,155

$550,000 through $599,999            8                       $4,629,753

$600,000 through $649,999            7                       $4,412,994

$650,000 through $699,999            7                       $4,761,295

$700,000 through $949,999            1                         $700,000

$950,000 and over                    3                       $2,984,133


Total                              162                      $69,434,214
                                   ===                      ===========

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.000% - 6.000%                      1                         $556,687

6.001% - 6.500%                      7                       $2,954,949

6.501% - 7.000%                    154                      $64,234,545

7.001% - 7.500%                    307                     $129,671,471

7.501% - 8.000%                     18                       $7,604,841

8.001% - 8.250%                      1                         $460,124


Total                              488                     $205,482,617
                                   ===                     ============


              DISTRIBUTION OF GROUP II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.250% - 6.500%                     36                      $14,712,412

6.501% - 7.000%                    146                      $58,137,083

7.001% - 7.500%                     26                      $10,341,367


Total                              208                      $83,190,862
                                   ===                      ===========

             DISTRIBUTION OF GROUP III MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.125% - 6.500%                     20                       $9,589,310

6.501% - 7.000%                    124                      $52,611,419

7.001% - 7.250%                     18                       $7,233,485


Total                              162                      $69,434,214
                                   ===                      ===========


                     DISTRIBUTION OF GROUP I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                   140                      $64,499,177

65.001% - 75.000%                  130                      $53,784,344

75.001% - 80.000%                  186                      $75,812,793

80.001% - 85.000%                    5                       $1,890,204

85.001% - 90.000%                   26                       $9,192,726

90.001% - 95.000%                    1                         $303,373


Total                              488                     $205,482,617
                                   ===                     ============

                     DISTRIBUTION OF GROUP II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                    31                      $14,525,848

65.001% - 75.000%                   37                      $16,078,003

75.001% - 80.000%                  119                      $45,934,667

80.001% - 85.000%                    5                       $1,593,522

85.001% - 90.000%                   13                       $4,220,504

90.001% - 95.000%                    3                         $838,318


Total                              208                      $83,190,862
                                   ===                      ===========


                    DISTRIBUTION OF GROUP III MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                   101                      $43,539,139

65.001% - 75.000%                   32                      $14,538,944

75.001% - 80.000%                   27                      $10,626,619

80.001% - 85.000%                    1                         $431,558

85.001% - 90.000%                    1                         $297,954


Total                              162                      $69,434,214
                                   ===                      ===========

                           GEOGRAPHIC DISTRIBUTION OF
               GROUP I MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              4                       $1,842,970
Arizona                              7                       $3,091,158
Arkansas                             1                         $415,459
California                         132                      $55,128,757
Colorado                            27                      $12,423,502
Connecticut                         13                       $5,714,107
Delaware                             1                         $399,680
District of Columbia                 2                         $638,317
Florida                              9                       $4,010,332
Georgia                             31                      $13,068,099
Idaho                                1                         $345,944
Illinois                            13                       $6,341,521
Kentucky                             2                         $748,334
Louisiana                            2                         $810,103
Maryland                            21                       $8,132,323
Massachusetts                       27                      $11,926,580
Michigan                             3                         $963,849
Mississippi                          2                         $589,015
Missouri                             8                       $3,446,861
Nevada                               3                       $1,299,641
New Hampshire                        1                         $482,743
New Jersey                          24                       $9,787,188
New York                            53                      $21,861,576
North Carolina                      17                       $7,544,607
Ohio                                 7                       $2,490,951
Oregon                               2                         $760,559
Pennsylvania                         4                       $1,817,065
Rhode Island                         1                         $326,082
South Carolina                       9                       $3,704,231
Tennessee                            7                       $3,072,711
Texas                               19                       $8,530,281
Utah                                 1                         $347,722
Virginia                            27                      $11,103,450
Washington                           7                       $2,316,899

Total                              488                     $205,482,617
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
              GROUP II MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              1                         $313,452
Arizona                              2                         $632,209
California                          23                      $10,671,257
Colorado                             6                       $2,303,499
Connecticut                          7                       $3,228,637
Delaware                             2                         $796,271
Florida                              6                       $2,034,683
Georgia                             13                       $5,032,035
Illinois                             8                       $2,921,992
Indiana                              4                       $1,558,025
Iowa                                 2                         $567,640
Kentucky                             2                         $602,723
Maryland                             2                         $672,162
Massachusetts                        8                       $3,935,798
Michigan                            12                       $4,602,999
Minnesota                            5                       $2,081,190
Missouri                             5                       $1,973,752
New Jersey                          25                      $10,223,255
New Mexico                           1                         $319,189
New York                             7                       $2,636,672
North Carolina                       3                       $1,099,087
Ohio                                 2                         $803,345
Oregon                               2                         $806,833
Pennsylvania                        13                       $4,389,746
Tennessee                            3                       $1,010,242
Texas                               19                       $7,796,808
Vermont                              1                         $386,288
Virginia                            14                       $5,694,918
Washington                           8                       $3,167,659
Wisconsin                            2                         $928,496

Total                              208                      $83,190,862
                                   ===                      ===========

                           GEOGRAPHIC DISTRIBUTION OF
              GROUP III MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              2                       $1,236,696
Arizona                              5                       $1,980,195
California                          51                      $22,771,187
Colorado                             4                       $1,458,334
Connecticut                          4                       $1,512,750
District of Columbia                 1                         $366,839
Florida                              4                       $1,959,805
Georgia                              4                       $2,415,816
Idaho                                1                         $319,965
Illinois                             8                       $3,757,900
Indiana                              1                         $382,537
Kansas                               1                         $302,988
Louisiana                            2                         $925,633
Maryland                             4                       $1,413,420
Massachusetts                        5                       $1,909,676
Michigan                             2                         $700,679
Missouri                             6                       $2,770,475
Montana                              1                          $70,260
New Jersey                           6                       $3,123,704
New York                            11                       $4,299,912
North Carolina                       5                       $2,361,091
Ohio                                 7                       $2,332,854
Pennsylvania                         2                         $685,935
South Carolina                       4                       $1,265,197
Tennessee                            1                         $295,109
Texas                               12                       $5,482,005
Utah                                 1                         $632,908
Virginia                             4                       $1,543,643
Washington                           1                         $502,236
West Virginia                        1                         $310,026
Wyoming                              1                         $344,439


Total                              162                      $69,434,214
                                   ===                      ===========

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: November 8, 2001